Triple T Timberlands Acquisition May 2018 Formal joint venture name: TexMark Timber Treasury. dba Triple T Timberlands (“Triple T”) Exhibit 99.2

Forward-looking statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," "believe," "continue," or other similar words. However, the absence of these or similar words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are not guarantees of performance and are based on certain assumptions, discuss future expectations, describe plans and strategies, contain projections of results of operations or of financial condition or state other forward-looking information. The closing of the proposed transaction is subject to customary closing conditions. There is no assurance that such conditions will be met or that the proposed transaction will be consummated within the expected timeframe or at all. Forward-looking statements related to the proposed transaction include, but are not limited to, statements about the expected benefits of the proposed transaction, including anticipated financial and operating results and future returns to stockholders of the company; the company’s plans, objectives, expectations, projections and intentions; the expected timing of the completion of the proposed transaction; integration plans; and other statements that are not historical facts. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those contemplated by our forward-looking statements including, but not limited to the risks that the conditions to the closing of the transaction may not be satisfied; the length of time necessary to consummate the proposed transaction may be longer than contemplated for various reasons; the acquired assets and operations may not be integrated successfully or integration costs may be higher than anticipated; the expected benefits of and of and growth from the proposed transaction may not be fully realized or may take longer to realize than expected; the diversion of management time on transaction-related matters; the potential impact of the announcement or consummation of the proposed transaction on relationships with customers, suppliers, competitors, and management and other employees; and litigation risks related to the proposed transaction. With respect to the ongoing business of the company, including if the proposed transaction is consummated, these risks and uncertainties include, but are not limited to, (i) we may not generate the harvest volumes from our timberlands that we currently anticipate; (ii) the demand for our timber may not increase at the rate we currently anticipate or at all due to changes in general economic and business conditions in the geographic regions where our timberlands are located; (iii) the cyclical nature of the real estate market generally, including fluctuations in demand and valuations, may adversely impact our ability to generate income and cash flow from sales of higher-and-better use properties; (iv) timber prices may not increase at the rate we currently anticipate or could decline, which would negatively impact our revenues; (v) the supply of timberlands available for acquisition that meet our investment criteria may be less than we currently anticipate; (vi) we may be unsuccessful in winning bids for timberland that are sold through an auction process; (vii) we may not be able to access external sources of capital at attractive rates or at all; (viii) potential increases in interest rates could have a negative impact on our business; (ix) our share repurchase program may not be successful in improving stockholder value over the long-term; (x) our joint venture strategy may not enable us to access non-dilutive capital and enhance our ability to make acquisitions; and (xi) the factors described in Item 1A. Risk Factors of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and our other filings with Securities and Exchange Commission. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. We undertake no obligation to update our forward-looking statements, except as required by law.

Innovative milestone Transaction In one of the largest timberland industry acquisitions in more than a decade, CatchMark and a group of sophisticated institutional investors are acquiring a premier timberland asset for approximately $1.39 billion. CatchMark will triple its acreage interests by investing up to $227.5 million in this transaction. CatchMark will manage the joint venture with the ability to recapitalize the asset in the future, retaining long-term ownership control. These timberlands fit CatchMark’s profile for high quality assets with excellent stocking that can provide durable growth for its shareholders. CatchMark has identified opportunities to unlock future value, including optimizing inventory and delivery on existing long-term supply agreements. CatchMark immediately expands its investment management business, supplementing its harvest revenues with additional fee income to support its dividend and growth strategy. INVESTMENT DRIVERS Prime Timberland Assets High Demand Markets Active Forest Management Environmental Stewardship Increasing inventory and harvest profile Proximity to strong mill and top homebuilding markets Significant stocking and productivity Existing supply agreements provide demand certainty

Transaction Overview Transaction Detail Total $1.39 Billion Acquisition at attractive pricing ($1,264 per acre1). CatchMark will invest up to $227.5 million in a high-quality, 1.1-million acre asset in a joint venture with a group of sophisticated institutional investors (Co-Investors). Co-Investor Consortium: BTG Pactual Timberland Investment Group, Highland Capital Management, Medley Management Inc., and a major Canadian institutional investor. Immediately CAD Accretive: The transaction is estimated to be 2-3% CAD accretive in year one. The joint venture will provide contracted asset management fee income and the potential for attractive promotes. Rapidly Improving Inventory Profile: Results in enhanced future harvests and provides the opportunity to restructure operations to optimize cash flow and value. JOINT VENTURE FINANCING Effective Cost of Capital: CatchMark to invest up to $227.5 million with up to $650 million of funded debt arranged by CoBank ACB. Attractive Financing: CoBank debt terms allow for $100 million in additional joint venture borrowing capacity and preferred equity is subject to early redemption at CatchMark’s sole discretion. JOINT VENTURE LEADERSHIP Governance: CatchMark will have voting control of the Board subject to a supermajority on major decisions. President of Joint Venture: John Rasor transitions from CatchMark COO. Operations: Forest Resource Consultants (FRC) and American Forest Management (AFM) will perform land management and accounting functions, respectively ‒ both collectively manage the majority of CatchMark’s existing portfolio of timberlands. Expected close 45-60 days following announcement, subject to customary closing conditions. Price per acre is based on 1.1 million fee-simple acres.

TRANSACTION HIGHLIGHTS

Purchasing Quality Asset at Opportune Cycle Timing

- Premier property with proven end-markets available at attractive pricing.
- Purchase price of approximately $1.39 billion for 1.10 million acres ($1,264 / acre), before acquisition costs, compares favorably to regional industry benchmarks.
- Larger predecessor property (1.38 million fee acres plus 175,000 leased acres) was purchased for $2.38 billion in 2007[1].

Premium CatchMark Economics

- CatchMark's ability to secure the transaction demonstrates our expertise to transact in size and complexity.
- 2-3% CAD accretion estimated in year one.

Potential to Create Additional Value

- CatchMark believes in the long-term value of the timberlands, and intends to manage the asset (or parts of it) indefinitely, either as operator or eventual owner.
- Potential 80% promote structure in years 1-2 provides CatchMark with compelling near-term monetization opportunities.
- Implementation of strategic HBU sales plan to capitalize on pent up regional demand.



1. Per Temple-Inland press release dated 10/31/2007

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CatchMark

Transaction highlights (Continued) Innovative Joint Venture Structure Complements and continues CatchMark’s highly successful joint venture strategy (Dawsonville Bluffs) which is expected to earn promoted economics in its first year. Generates asset management fee income, which contributes to the ability to earn outsized returns. Allows CatchMark to maintain ownership control of the asset long term. Management Experience with Large Scale Transactions CatchMark’s management is uniquely positioned to create value due to experience at TimberStar and expertise navigating supply agreements. At TimberStar, CatchMark management acquired 0.9 million acres of timberland (Timberstar Southwest) from International Paper for $1.2 billion, using the first timberland REMIC securitization, totaling $800 million, and exited within two years for $1.7 billion.

HIGH QUALITY ASSET

- Nearby markets feature strong long-term housing demand generators and mill capacity additions.
- Located within approximately 100 miles of three of the top five U.S. homebuilding markets: Austin, Dallas, and Houston.
- Highly productive soils with site index at age 25 of 74 feet, compared to U.S. South average of 64 feet[1].
- Rapidly improving inventory profile, growing from current 2.8 million tons of annual harvest volume to more than five million tons by 2028.[2]
- Enhances density in key existing CatchMark market where management can leverage local knowledge.
- First-tier local wood basket affirmed by adjacent ownership, which is comprised of sophisticated timber REITs and institutional investors.


Longview
Shreveport
Tyler
Kilgore
Jacksonville
LOUISIANA
Woodlands
Spring
Beaumont
Port Arthur
Sulphur
Lake Charles
Moss Bluff
Cleveland
Mills
Lands
Ply/Veneer
Lumber
Pulp/Paper
OSB/Panel
Triple T
Current CTT Ownership
0 10 20 40 Miles
N

1. Source: Forisk Consulting LLC.
2. Based on MB&G estimates (2017).

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CatchMark

AGE CLASS AND HARVEST DYNAMICS PROVIDE OPPORTUNITY

- Asset's current age and stocking presents a compelling entry point for a value-focused buyer.
- Improving inventory will result in better harvest profile and the opportunity to restructure operations to optimize future cash flow and value.
- Due to maturing age class profile, the property can support increasing harvest volumes while expanding standing inventory.
- Long-term stocking profile is expected to be accretive to CatchMark's existing portfolio.
  - Annual harvest volume is expected to increase above five million tons by 2028 and increasing thereafter.



Projected Triple T Annual Harvest Flows & Inventory Levels[1]
Inventory Tons (in Millions)
65
60
55
50
45
40
35
30
Harvest Tons (in Millions)
5.5
5.0
4.5
4.0
3.5
3.0
2.5
2.0
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
Inventory
Harvest



Projected Triple T Age Class Profile[1]
Acres (in Thousands)
200
150
100
50
-
2017
2023
2029
Age 1-5
Age 6-10
Age 11-15
Age 16-20
Age 21-25
Age 26 +

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1. Based on MB&G estimates (2017).

CatchMark

ATTRACTIVE INVESTMENT TIMING AND BASIS

- First opportunity for management to acquire large, value-add timber asset since successful TimberStar transaction (3Q 2006).
- Pricing achieved through combination of solvable issues.
  - Supply agreement complexity declines over time.
  - Large transaction with limited counterparties capable of committing or raising the equity needed.
  - Favorable cycle timing with improving timber markets.

U.S. Housing Starts & U.S. Southwest Central Stumpage Pricing[1, 2]



Current Ownership Purchased Property
Triple T JV to Purchase Property[3]
Housing Starts
Pine Pulpwood
Pine Sawtimber
Stumpage Price ($ per ton)
$50
$40
$30
$20
$10
$0
Housing Starts (millions)
2.5
2.0
1.5
1.0
0.5
-
2003A
2004A
2005A
2006A
2007A
2008A
2009A
2010A
2011A
2012A
2013A
2014A
2015A
2016A
2017A
2018E
2019E
2020E
2021E

- Attractive basis improves risk and return profile.
- Large state plans and well respected timberland investment management organization acquired this asset ~11 years ago.

Investment Characteristic		Current Ownership	Triple T JV
Remaining Supply Agreement Term	Sawtimber	22 years	11 years
	Pulpwood[4]	25 years	14 years

1. Actual Housing Starts per U.S. Census Bureau; Estimated Housing Starts per Forest Economic Advisors
2. Pricing per Forest Economic Advisors
3. Expected close 45-60 days following announcement, subject to customary closing conditions.
4. Represents pulpwood supply agreement term which assumes International Paper's extension option of an additional five years

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CatchMark

PREMIUM RETURNS WITH VALUE-ADD OPPORTUNITIES

CatchMark will explore all available options to unlock additional value in the Triple T timberlands and intends to be involved with the property long-term.

- Create value under existing wood supply agreements with strong counterparties:
  - Demand certainty with market based pulpwood supply agreement.
  - Opportunity to restructure sawtimber supply agreement for future win-win outcome.
- Take advantage of HBU potential:
  - Historically East Texas has shown strong demand for recreational and HBU properties.
  - Effectively no HBU sales completed in last ~5 years, creating pent up demand.
- Recapitalize the venture with lower cost, longer-term equity:
  - Property has historically attracted institutional capital.
  - Opportunity exists to recapitalize the venture with similar institutions as asset level improvements are made.



Operations
Recapitalization Opportunities
VALUE CREATION
Long-Term Strategy

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INVESTMENT MANAGEMENT BUSINESS OPPORTUNITY

- Enables CatchMark's shareholders to indirectly own interests in a more diverse pool of assets.
- Demonstrates CatchMark's ability to structure transactions for nimble, opportunistic acquisitions, resulting in outsized returns for CatchMark equity holders.
- Contracted asset management fees, based on asset value, provide counter cyclical income stream.
  - Provides additional support for CatchMark dividend coverage.
- Institutional validation allows CatchMark to pursue additional joint ventures.
  - Consortium includes co-investors below and a major Canadian institutional investor.

Co-Investors[1] Include:

BTG Pactual	BTG Pactual Timberland Investment Group is the timberland investment arm of BTG Pactual, a Brazilian investment banking, wealth management, and asset management firm with $44 billion in total funds under management. TIG has more than 2.1 million acres under management, representing nearly $3.5 billion in assets and commitments.
Highland Capital Management	Established in 1993, Highland Capital is an independently-owned investment firm with experience in a broad range of products, managing $21 billion together with its affiliates. Highland specializes in credit strategies, such as credit hedge funds, long-only funds and separate accounts, distressed and special situations private equity, real estate, and collateralized loan obligations (CLOs).
MEDLEY	Medley is an alternative asset management firm offering yield solutions to investors. Medley has over $5 billion of assets under management and has provided capital to over 400 companies spread across 35 industries in North America.

1. BTG Pactual information as of 3/31/2018 and assumes Brazilian Real to U.S. Dollar exchange rate of 0.3x; Highland information as of 3/31/2018; Medley information as of 12/31/2017.

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CatchMark

UNIQUELY POSITIONED DUE TO MANAGEMENT'S TIMBERSTAR EXPERIENCE

CatchMark management's experience and expertise in executing once-in-a-decade timberland purchases at attractive bases, provides CatchMark with a competitive advantage.

TimberStar History

- Founded by Jerry Barag and John Rasor in partnership with iStar Financial Inc. (NYSE: STAR).
- Formed joint venture with blue-chip institutional investors (MSD Capital, York Capital and Perry Capital) to effectuate TimberStar Southwest transaction.
- TimberStar acquired over 1.2 million acres of timberland for $1.35 billion and exited within four years for $1.87 billion.
- First and only timberland REMIC securitization transaction of $800 million.
- Opportunistic execution of TimberStar Southwest allowed for an exit at approximately $550 / acre higher than investment basis.
- TimberStar, in 2006, bid on Triple T timberlands, so current CatchMark management is familiar with the asset.

TimberStar Investment Returns[1]

Unlevered IRR: 25.5% | **Levered IRR: 57.4%** | **MOIC: 2.3x**

(Amount in thousands)

	Timing	Price In Millions	Price Per Acre
PURCHASED ASSETS			
Southwest	3Q 2006	$1,198	$1,331
Maine Assets	4Q 2004 / 3Q 2005	155	459
Total Purchased		**$1,353**	**$1,093**
EXITED ASSETS			
Southwest	1Q 2008	$1,705	$1,882
Maine Assets	3Q 2007 / 2Q 2008	165	490
Total Exited		**$1,870**	**$1,502**

- **4Q 2004:** Acquired Initial Maine Assets
- **3Q 2005:** Acquired Additional Maine Assets
- **3Q 2006:** Acquired TimberStar Southwest
- **3Q 2007:** Divested Select Maine Assets
- **1Q 2008:** Divested TimberStar Southwest
- **2Q 2008:** Divested Remaining Maine Assets

2005 — 2006 — 2007 — 2008 — 2009

1. Returns are before TImberStar asset management and performance fees; figures per public filings and Company Management

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CatchMark

LEADERSHIP AND INTEGRATION

- John Rasor will oversee the Triple T management integration and act as President of the joint venture.



John Rasor

  - More than 45 years forestry industry experience.
  - Strong existing relationships with largest wood supply customers.
  - Deep and broad industry knowledge; previously led Georgia-Pacific's timberland and wood procurement operations.
  - Regional operating expertise – currently oversees CatchMark's adjacent holdings and previously operated proximate timberlands while at TimberStar.

- Consistent with other CatchMark timberlands, Forest Resource Consultants, led by President David Foil, will manage the property operations, with American Forest Management handling accounting functions.
  - The existing property operations team stays in place and will transition into the new management entity.
  - Many employees have worked together at the asset for decades.

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CatchMark

Thesis for Transformative investment High quality 1.1 million acre asset acquired for $1.39 billion at opportune cycle timing and attractive pricing ($1,264 per acre). Premium return profile due to asset size and complexity. Opportunity to increase returns further through asset level and capital structure improvements. Joint venture structure can enhance returns and modulate risk. Accelerates funds management business with blue-chip institutions. Immediate cash flow accretion and long-term growth catalyst on up to $227.5 million of invested CatchMark capital. CatchMark management has successfully executed a comparably sized and capitalized investment (TimberStar acquisition of TimberStar Southwest in 3Q 2006).

Appendix

Summary of expected accounting treatment Income Statement Asset management fees will be reported as a line item in the revenue section. CatchMark’s share of the joint venture’s earnings will be reported as income from unconsolidated joint ventures below the operating line. As a result of transaction costs and distribution preferences, CatchMark anticipates recording non-cash losses that equal its initial investment over a 12-18 month period (up to $227.5 million). Such non-cash losses will be adjusted for in non-GAAP measures as they are (i) hypothetical, (ii) based on book value rather than fair value and (iii) not indicative of operating results of CatchMark or joint venture. Balance Sheet Asset and liabilities will not be consolidated into CatchMark’s balance sheet. CatchMark’s interest presented as Investment in Unconsolidated Joint Ventures. Cash Flow Statement Management fees recognized as cash from operations. Joint venture distribution will be recorded in operating/investing sections. Capital contributions will be included in investing section. EQUITY METHOD OF ACCOUNTING

Pro forma capitalization impact CatchMark contributes up to $227.5 million in cash to Triple T joint venture, outlined herein. Funded by drawing on the Company’s Term Loan facility and cash on hand. Net Debt is equal to long-term debt outstanding, less cash and cash equivalent. Based on closing price as of 5/11/2018. The joint venture structure allows CatchMark to creatively pursue its growth imperative while maintaining prudent leverage levels. SOURCES Multi-Draw Term Loan $219,800 Cash 7,700 Total $227,500 (amounts in thousands, except per share data) USES Triple T Joint Venture Contribution $227,500 Total $227,500 CATCHMARK CAPITALIZATION As of 3/31/2018 Joint Venture Contribution1 Pro Forma Net Debt2 $260,532 $227,500 $488,032 Common Stock Outstanding 49,129 49,129 Share Price as of 5/11/2018 $13.12 $13.12 Market Capitalization3 $644,572 $644,572 Total Enterprise Value3 $905,104 $1,132,604 Net Debt / Enterprise Value3 28.8% 43.1%

EXPERIENCED MANAGEMENT TEAM

CatchMark Management



Jerry Barag, President and CEO (31 years of industry experience)

- Managing Director and Founder TimberStar Advisors and TimberStar
- Chief Investment Officer at Lend Lease Real Estate Investments
- Executive Vice President, Equitable Real Estate



Brian Davis, Chief Financial Officer (26 years of industry experience)

- Senior Vice President and Chief Financial Officer of Wells Timberland
- Various executive finance roles with SunTrust Bank and CoBank, delivering capital market solutions – advisory, capital raising, and financial risk management to public and private companies.



Todd Reitz, Senior Vice President, Forest Resources (23 years of industry experience)

- Atlantic South Regional Marketing Manager for Weyerhaeuser with operational oversite for all log and pulpwood production from East Alabama to Virginia
- Previous roles with Weyerhaeuser, Plum Creek and Stone Container Corporation – extensive marketing, harvesting, silviculture and business development experience across the U.S. South from East Texas to Virginia.

Triple T Joint Venture Management



John Rasor, President (46 years of industry experience)

- Managing Director and Founder TimberStar Advisors and TimberStar
- Executive Vice President of Georgia Pacific, responsible for timber and timberlands, building product businesses, and wood and fiber procurement for wood products, pulp and paper

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CatchMark

About CatchMark Counties with Ownership and Leasehold Interests Total Joint Venture1 Lease Fee Alabama 80,000 -- 5,600 74,400 Florida 2,000 -- -- 2,000 Georgia 293,500 6,000 25,300 262,200 Louisiana 20,800 -- -- 20,800 North Carolina 1,600 -- -- 1,600 South Carolina 80,400 -- -- 80,400 Tennessee 300 -- -- 300 Texas 1,135,375 1,099,875 -- 35,500 TOTAL 1,613,975 1,105,875 30,900 477,200 Consists of timberlands held by Dawsonville Bluffs, LLC, in which CTT owns a member interest; and timberlands to be held by Triple T joint venture, in which CTT owns interest. Existing timberlands as of 3/31/2018 Triple T acquisition Triple T acquisition in same counties as existing timberlands CatchMark, the first pure-play, publicly traded timber REIT (NYSE: CTT), strives to deliver superior and sustainable returns for all stakeholders through disciplined acquisitions, sustainable harvests, and well-timed sales.